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                                                                    EXHIBIT (23)

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
No. 33-28310, No. 33-16934, No. 2-56896, and No. 33-50071 on Form S-8 and
No. 33-56415 on Form S-3 of our reports dated April 10, 1995 appearing in or incorporated by reference in this Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 25, 1995.



/s/  DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
May 19, 1995